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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) March 20, 2001


                               CIDCO INCORPORATED
             (Exact name of registrant as specified in its charter)

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
            Delaware                         0-23296                        13-3500734
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(State or other jurisdiction of      (Commission File Number)      (IRS Employer Identification
          incorporation)                                                        No.)
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                               220 COCHRANE CIRCLE
                          MORGAN HILL, CALIFORNIA 95037
               (Address of principal executive offices) (Zip Code)

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        Registrant's telephone number, including area code (408) 779-1162

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          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

Registrant has received a letter of resignation from Daniel L. Eilers, a member of its board of directors. Mr. Eilers' resignation was effective March 19, 2001. Mr. Eilers advised Registrant that his responsibilities as a general partner at Vanguard Ventures preclude him from devoting sufficient time to his responsibilities as a director. A copy of Mr. Eilers' letter of resignation is attached as an exhibit hereto.

Exhibit No.       Description
-----------       -----------

   99.1           Letter of Resignation of Daniel L. Eilers.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CIDCO INCORPORATED


Date: March 20, 2001                            By:  /s/ RICHARD D. KENT
                                                    ----------------------------
                                                      Richard D. Kent
                                                      Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

   99.1           Letter of Resignation of Daniel L. Eilers.